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                                                                     EXHIBIT 1.1



                                 AMDOCS LIMITED

                                 ORDINARY SHARES
                                (L0.01 PAR VALUE)

                            -------------------------

                             UNDERWRITING AGREEMENT


                                                                          , 1999

Goldman, Sachs & Co.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated
As representatives of the several Underwriters
      named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

          The shareholder named in Schedule II hereto (the "Selling Stockholder") of Amdocs Limited, a Guernsey corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 18,000,000 Ordinary Shares, Pound Sterling 0.01 par value ("Stock") of the Company (the "Firm Shares") and, at the election of the Underwriters, up to 2,700,000 additional shares of Stock (the "Optional Shares")(the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares").


          1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Stockholder that:
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          (i) A registration statement on Form F-3 (File No. 333-86609) (the
"Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been or will be declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), to be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which will become effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or
threatened by the Commission (the preliminary prospectus dated          , 1999
filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act and each preliminary prospectus filed as part of any subsequent amendment to the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and
(ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"); any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include


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any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the
Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

          (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form F-3;

          (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they became effective or are filed with the Commission, will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement



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thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form F-3;

          (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, net current assets, shareholders' equity or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

          (vi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (vii) The Company has been duly incorporated and is validly existing as a company under the laws of Guernsey, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company has filed its most recent statutory annual return, has paid all fees due thereon and there are no outstanding unsatisfied judgements registered in Guernsey against the Company and there are no outstanding applications, orders or resolutions for the winding-up of the Company; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material


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liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing (where applicable) under the laws of its jurisdiction of incorporation;

          (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; all of the shares of issued and outstanding capital stock of the Company (including the Shares) have been duly listed and admitted for trading on the New York Stock Exchange ("NYSE"); the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Stock or any other class of capital stock of the Company (except as set forth in the Prospectus under "Management" and "Principal Shareholders and Selling Shareholder" ); and there are no restrictions on subsequent transfers of the Shares under the laws of Guernsey and of the United States;

          (ix) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of Guernsey be paid in U.S. dollars that may be freely transferred out of Guernsey, and all such dividends and other distributions will not be subject to withholding or other taxes under the current laws and regulations of Guernsey and are otherwise free and clear of any other tax, withholding or deduction in Guernsey and without the necessity of obtaining any Governmental Authorization in Guernsey;

          (x) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Memorandum of Association and the Articles of Association of the Company or any statute or any order, rule or regulation of any court or governmental agency or body (hereinafter


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referred to as a "Governmental Agency") having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Agency (hereinafter referred to as "Governmental Authorizations") is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Shares, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Guernsey and the United States in connection with the purchase and distribution of the Shares by or for the account of the Underwriters;

          (xi) Neither the Company nor any of its subsidiaries is in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (xii) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (xiii) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Taxation of the Company" and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (xiv) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

          (xv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");


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          (xvi) The Company and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders and other concessions of and from all Governmental Agencies that are necessary to own or lease their properties and conduct their businesses as described in the Prospectus except where the failure to have such licenses, franchises, permits, authorizations, approvals and orders and other concessions would not, singly or in the aggregate, result in a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries;

          (xvii) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended;

          (xviii) The Company and its subsidiaries are in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it with respect to the "Approved Enterprise" status of any of the Company's Israeli subsidiary's facilities as well as with respect to the other tax benefits received by the Company's Israeli subsidiary as set forth under the caption "Taxation of the Company" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company's Israeli subsidiary; and neither the Company nor the Israeli subsidiary has received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Israeli subsidiary's facilities;

          (xix) The Company qualifies as an "exempt company" in Guernsey and is in compliance with all conditions and requirements, whether imposed by applicable law or otherwise, to the extent necessary to maintain its status as an exempt company;

          (xx) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries and of International Telecommunication Data Systems, Inc. ("ITDS"), are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (xxi) Neither the Company nor any of its affiliates does business with the government of Cuba within the meaning of Section 517.075, Florida Statutes; and

          (xxii) The Company has reviewed its operations and those of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations


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          of the Company or any of its subsidiaries will be affected by the Year
          2000 Problem. As a result of such review, the Company does not believe that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

      (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                    (i) All Governmental Authorizations required for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder and for the execution and delivery by the Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

                    (ii) The sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the constituent documents of the Selling Stockholder, or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

                    (iii) The Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to


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such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

          (iv) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (v) To the extent that any statements made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

          (vii) Certificates in negotiable form representing all of the Shares to be sold by the Selling Stockholder hereunder have been placed in custody under a Custody Agreement (the "Custody Agreement"), in the form heretofore furnished to you, duly executed and delivered by the Selling Stockholder to the party designated in Schedule II hereto as the Selling Stockholder's custodian (the "Custodian"), and the Selling Stockholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form heretofore furnished to you, appointing the persons indicated in Schedule II hereto, and each of them, as the Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of the Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Stockholder hereunder and otherwise to act on behalf of the Selling Stockholder in connection


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          with the transactions contemplated by this Agreement and the Custody
          Agreement; and

                    (viii) The Shares represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by the Selling Stockholder for such custody, and the appointment by the Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, whether by the dissolution of the Selling Stockholder or by the occurrence of any other event; if the Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such dissolution or other event.

       2. Subject to the terms and conditions herein set forth, (a) the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price per Share of $ , the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Selling Stockholder by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Selling Stockholder hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

          The Selling Stockholder hereby grants to the Underwriters the right to
purchase at their election up to            Optional Shares, at the purchase
price per Share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you


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to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

          3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

          4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' notice to the Company and the Selling Stockholder and the Custodian prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Selling Stockholder to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholder to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company and the Selling Stockholder will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office").

          The time and date of such delivery and payment shall be, with respect
to the Firm Shares, 9:30 a.m., New York City time, on       , 1999 or such other
time and date as Goldman, Sachs & Co. and the Company and the Attorneys-in-Fact may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company and the Attorneys-in-Fact may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(p) hereof, will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Shares will be delivered as specified in Section 4(a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall


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mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

       5. (a) The Company agrees with each of the Underwriters:

                    (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                    (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                    (iii) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158);

          (v) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock or stock option plans existing on the date of this Agreement and stock option plans entered into after the date hereof under which options which are granted will not be exercisable until 91 days after the date of the Prospectus), without your prior written consent;

          (vi) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the U.S. ("GAAP")) and to make available to its shareholders, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                    (vii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

                    (viii) Not to (and to cause its subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares;

                    (ix) To use its best efforts to list the Shares on the NYSE; and

                    (x) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

(b)       The Selling Stockholder agrees with each of the Underwriters:

                    (i) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent; provided, however, that the Selling Stockholder may sell or transfer Stock or any securities of the Company that are substantially similar to the Stock (i) to the shareholders of the Selling Stockholder or to trusts for the benefit of such shareholders or members of the family of a shareholder or (ii) by way of gift or donation, provided that in each case the transferee thereof undertakes in writing to comply with the foregoing restrictions; and

                    (ii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares.

       6. The Company covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(a)(ii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the NYSE; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section and (viii) all costs and expenses incident to the performance of the Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (1) any fees and expenses of counsel for the Selling Stockholder, (2) the fees and expenses of the Attorneys-in-Fact and the Custodian and (3) all expenses and taxes incident to the sale and delivery of the Shares to be sold by the Selling Stockholder to the Underwriters hereunder. In connection with clause (viii)(3) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Company agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

       7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling

Stockholder shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a)(i) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                    (b) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                    (c) Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                    (ii) Each U.S. subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                    (iii) This Agreement has been duly executed and delivered by the Company;

                    (iv) The statements in the Prospectus under "Comparison of United States and Guernsey Corporate Law" to the extent such statements relate to matters of United States law or regulation or to the provisions of documents therein described, are accurate, complete and fair in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

                    (v) None of the Company's U.S. subsidiaries are in violation of their respective constituent documents or, to the best of such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of them is a party or by which any of them or any of their properties may be bound;

                    (vi) The statements set forth in the Prospectus under the captions "Underwriting" and "Taxation of Holders of Ordinary Shares", insofar as they purport to describe provisions of United States federal or New York law and documents referred to therein, are accurate, complete and fair in all material respects;

                    (vii) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective insofar as the law of the State of New York is concerned to confer valid personal jurisdiction over the Company;

                    (viii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending in any United States federal or state court to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate be reasonably likely to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                    (ix) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of the Company's U.S. subsidiaries is a party or by which the Company or any of the Company's U.S. subsidiaries is bound or to which any of the property or assets of the Company or any of such subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation known to such counsel of any United States Federal or New York Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                    (x) No Governmental Authorization of the United States or the State of New York is required for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters or which have been obtained and are in full force and effect;

                    (xi) The Company is not an "investment company", as such term is defined in the Investment Company Act;

                    (xii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations promulgated thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (xiii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsections (iv) and (vi) of this Section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States;

                    (d) Carey Langlois, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a company under the laws of Guernsey, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company has filed its most recent statutory annual return, has paid all fees due thereon and there are no outstanding unsatisfied judgements registered in Guernsey against the Company and there are no outstanding applications, orders or resolutions for the winding-up of the Company;

                    (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares to be purchased from the Selling Stockholder under this Agreement which have not been complied with; there are no restrictions on subsequent transfers of the Shares; and the Shares conform to the description of the Stock contained in the Prospectus;

                    (iii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending in Guernsey to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                    (iv) This Agreement has been duly authorized by the Company;

                    (v) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not result in any violation of the provisions of the Memorandum of Association and Articles of Association of the Company or any Guernsey statute or any order, rule or regulation known to such counsel of any Governmental Agency in Guernsey having jurisdiction over the Company or any of its properties;

                    (vi) No Governmental Authorization of or with any Governmental Agency is required in Guernsey for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except any such consents, approvals, authorizations or orders which have been duly obtained and are in full force and effect;

                    (vii) The statements in the Prospectus under "Comparison of United States and Guernsey Corporate Law" to the extent such statements relate to matters of Guernsey law or regulation or to the provisions of documents therein described, are accurate, complete and fair in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

                    (viii) Insofar as matters of Guernsey law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                    (ix) The Company's agreement to the choice of law provisions set forth in Section 14 hereof will be recognized by the courts of Guernsey; the Company can sue and be sued in its own name under the laws of Guernsey; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of Guernsey is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of Guernsey;

                    (x) The indemnification and contribution provisions set forth in Section 8 hereof do not contravene any statute or any express statement of the public policy or laws of Guernsey;

                    (xi) All dividends and other distributions declared and payable on the shares of capital stock of the Company may be paid in U.S. dollars under the current laws and regulations of Guernsey and may be freely transferred out of Guernsey, and all such dividends and other distributions will not be subject to withholding or other taxes under the current laws and regulations of Guernsey and are otherwise free and clear of any other tax, withholding or deduction in Guernsey and without the necessity of obtaining any Governmental Authorization in Guernsey; and

                    (xii) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Taxation of the Company" and "Taxation of Holders of Ordinary Shares", insofar as they purport to describe the provisions of Guernsey law and documents referred to therein, are accurate, complete and fair;

     In giving such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than Guernsey;

                    (e) Meitar, Liquornik, Geva & Co., special Israeli counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company's Israeli subsidiary has been duly incorporated and is validly existing under the laws of Israel, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and all of the issued shares of capital stock of such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for 32,068 Ordinary C Shares owned by Boaz Dotan;

                    (ii) Any buildings held under lease by such subsidiary are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by such subsidiary (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of such subsidiary, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of such subsidiary, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                    (iii) Other than as set forth in the Prospectus, to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company's Israeli subsidiary is a party or of which any property of the Company's Israeli subsidiary is the subject which, if determined adversely to such subsidiary, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of such subsidiary; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                    (iv) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any of the agreements set forth on Schedule 1 to such counsel's opinion, nor will such action result in any violation of the provisions of the constituent documents of such subsidiary or any statute or any order, rule or regulation known to such counsel of any Israeli Governmental Agency having jurisdiction over the Company's Israeli subsidiary or any of its properties;

                    (v) No Governmental Authorization of or with any Governmental Agency is required in Israel for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except any such consents, approvals, authorizations or orders which have been duly obtained and are in full force and effect;

                    (vi) The Company's Israeli subsidiary has all licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its properties and conduct its businesses as described in the Prospectus; and the Company's Israeli subsidiary has all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its other properties and conduct its businesses as described in the Prospectus except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which will not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries;

                    (vii) To the best of such counsel's knowledge, the Company's Israeli subsidiary is not in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any of the agreements set forth on Schedule 1 to such counsel's opinion;

                    (viii) The statements set forth in the Prospectus under the caption "Taxation of the Company", insofar as they purport to describe the provisions of Israeli law and documents referred to therein, are accurate, fair and complete in all material respects;

                    (ix) To the best knowledge of such counsel, the Company and its Israeli subsidiary are in compliance in all material respects with all conditions and requirements stipulated by the instruments of approval granted to it with respect to the "Approved Enterprise" status of any of the Company's Israeli subsidiary's facilities as well as with respect to the other tax benefits received by the Company's

          Israeli subsidiary as set forth under the caption "Taxation of the Company" in the Prospectus and by Israeli laws and regulations relating to such "Approved Enterprise" status and the aforementioned other tax benefits received by the Company's Israeli subsidiary; and, to the best knowledge of such counsel, neither the Company nor the Israeli subsidiary has received any notice of any proceeding or investigation relating to revocation or modification of any "Approved Enterprise" status granted with respect to any of the Israeli subsidiary's facilities;

                    (x) Such counsel have no reason to believe that any of the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                    (xi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (viii) of this Section 7(e), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     In giving such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than Israel;

                    (f) Olswang, special U.K. counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Company's U.K. subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of the U.K., with power and authority (corporate and other) to own their properties and conduct their business as described in the Prospectus; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (ii) Having searched its computer records, such counsel is not currently acting in relation to any pending legal or governmental proceedings to which the Company's U.K. subsidiaries are a party or of which any property of the Company's U.K. subsidiaries are the subject; and, the chief executive officers of each of the Company's U.K. subsidiaries have certified to such counsel that, to the best of their knowledge, no such proceedings are threatened or pending;

                    (iii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument reviewed by such counsel to which the Company's U.K. subsidiaries are a party or by which the Company's U.K. subsidiaries are bound or to which any of the property or assets of the Company or such subsidiaries are subject, nor will such action result in any violation of the provisions of the constituent documents of such subsidiaries or any statute or any order, rule or regulation known to such counsel of any U.K. Governmental Agency having jurisdiction over the Company's U.K. subsidiaries or any of their properties; and, the chief executive officers of each of the Company's U.K. subsidiaries have certified to such counsel that, to the best of their knowledge, there are no such material agreements (other than those which have been reviewed by such counsel);

                    (iv) No Governmental Authorization of or with any Governmental Agency is required in the U.K. for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except any such consents, approvals, authorizations or orders which have been duly obtained and are in full force and effect; and

                    (v) The Company's U.K. subsidiaries have all powers and licenses necessary to own or lease their properties and conduct their businesses as described in the Prospectus; and the Company's U.K. subsidiaries have all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its other properties and conduct its businesses as described in the Prospectus except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which will not have a material adverse effect on the financial condition or results of operations of the Company and its subsidiaries;

     In giving such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the U.K.;

                    (g) Carey Langlois, counsel for the Selling Stockholder, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III(e) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                    (i) The Power of Attorney and a Custody Agreement have been duly executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder in accordance with their terms;

                    (ii) This Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder; and the sale of the Shares to be sold by the Selling Stockholder hereunder and the compliance by the Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the constituent documents of the Selling Stockholder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder;

          (iii) No Governmental Authorization of or with any Governmental Agency in Guernsey is required for the consummation of the transactions contemplated by this Agreement in connection with the Shares to be sold by the Selling Stockholder hereunder except such consents, approvals, authorizations or orders which have been duly obtained and are in full force and effect, such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters;

          (iv) Immediately prior to such Time of Delivery, the Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by the Selling Stockholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder;

          (v) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code;

          (vi) The Selling Stockholder's agreement to the choice of law provisions set forth in Section 14 hereof will be recognized by the courts of Guernsey; the Selling Stockholder can sue and be sued in its own name under the laws of Guernsey; the irrevocable submission of the Selling Stockholder to the exclusive jurisdiction of a New York Court, the waiver by the Selling Stockholder of any objection to the venue of a proceeding of a New York court and the agreement of the Selling Stockholder that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the laws of Guernsey are concerned, to confer valid personal jurisdiction over the Selling Stockholder; and judgment obtained in a New York court arising out of or in relation to the obligations of the Selling Stockholder under this Agreement would be enforceable against the Selling Stockholder in the courts of Guernsey;

          (vii) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the Company's accounting records contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than Guernsey, in rendering the opinion in subparagraph (iv) such counsel may rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on, the Shares sold by the Selling Stockholder, provided that such counsel shall state that he believes that both you and he are justified in relying upon such certificate and in making the statement in paragraph (vii) such counsel may limit the scope of its statement to the extent that any statements made in the Registration Statement and the Prospectus and any further amendments and supplements thereto are made by the Company prior to such Time of Delivery in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder;

                    (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

          (i) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

          (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, net current assets, shareholders' equity or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (k) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (l) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, London or Israel declared by the relevant authorities; (iv) a change or development involving a prospective change in Guernsey taxation affecting the Company, the Shares or the transfer thereof or the imposition of exchange controls by the United States or Guernsey; or (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Israel or the declaration by the United States, the United Kingdom or Israel of a national emergency or war, if the effect of any such event specified in this clause (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States, the United Kingdom or Israel or elsewhere which, in the judgment of the Representatives, would materially and adversely affect the financial markets or the market for the Shares and other equity securities;

                    (m) The Shares to be sold by the Selling Stockholder at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

                    (n) The Company shall have complied with the provisions of
          Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                    (o) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each person who is a director or officer of the Company and such of its shareholders as have been heretofore designated by you and listed on Schedule III attached hereto, to the effect set forth in Subsection 5(b)(i) hereof in form and substance satisfactory to you; and

                    (p) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Selling Stockholder satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholder herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (j) of this Section, and as to such other matters as you may reasonably request.

      8. (a) The Company and the Selling Stockholder, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discount received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholder that you have so arranged for the purchase of such Shares, or the Selling Stockholder notifies you that they have so arranged for the purchase of such Shares, you or the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such

Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

          12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with the Selling Stockholder hereunder, you and the Company shall be entitled to act and rely only upon any statement, request, notice or agreement on behalf of the Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to the Selling Stockholder at its address set forth in Schedule ll hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company in care of Amdocs, Inc. 1390 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8 (d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Stockholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Stockholder has appointed Amdocs Inc. as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Stockholder represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the

Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Stockholder, as the case may be.

          15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Stockholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Stockholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

          16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us twelve counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholder for examination upon request, but without warranty on your part as to the authority of the signers thereof.

          Any person executing and delivering this Agreement as Attorney-in-Fact for the Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by the Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                Very truly yours,

                                Amdocs Limited


                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                Amdocs International Limited

                                By:
                                   ----------------------------------------
                                   Name:
                                   Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Lehman Brothers Inc.
Prudential Securities Incorporated

By:
   ----------------------------------------
     (Goldman, Sachs & Co.)

   On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                                          NUMBER OF OPTIONAL
                                                                                            SHARES TO BE
                                                                   TOTAL NUMBER OF          PURCHASED IF
                                                                     FIRM SHARES           MAXIMUM OPTION
                                 UNDERWRITER                       TO BE PURCHASED           EXERCISED
--------------------------------------------------------------  ----------------------- -----------------------
Goldman, Sachs & Co...........................................
Banc of America Securities LLC................................
Deutsche Bank Securities Inc..................................
Lehman Brothers Inc...........................................
Prudential Securities Incorporated............................

                                                Total           ======================= =======================

                                  SCHEDULE II

Selling Stockholder:

Amdocs International Limited
[address]

Custodian:

[American Stock Transfer]

Attorney-in-Fact:

[to come]

                                  SCHEDULE III

[to come]

                                                                         ANNEX I

            Pursuant to Section 7(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                    (ii) In their opinion, the financial statements examined by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

                    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of operations, consolidated balance sheets, consolidated statement of changes in shareholders' equity and consolidated statements of cash flows included in the Prospectus and/or included in the Company's Current Report on Form 6-K incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(1)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                    (iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of
          Item 8 of Form 20-F and of Regulation S-K;

                    (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    1) (i) the unaudited consolidated statements of operations, consolidated balance sheets, consolidated statement of changes in shareholders' equity and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in an interim report on Form 6-K incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets, consolidated statement of changes in shareholders' equity and consolidated statements of cash flows included in the Prospectus or included in an interim report on Form 6-K incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                    2) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

                    3) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (1) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (2) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus or incorporated by reference in the Company's Annual Report on Form 20-F for the most recent fiscal year;

                    4) as of         , 1999, there have been any changes in the
          consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    5) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (4) there were any decreases in consolidated net revenues or the total or per share amounts of consolidated net income, in each case as compared with the comparable period of the preceding year, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vi) Although they are unable to and do not express any opinion on the pro forma consolidated financial statements of operations (the "Pro Forma Statements"), included in the Prospectus or on the pro forma adjustments applied to the historical amounts included in the Pro Forma Statements; for purposes of this letter they have performed the following procedures:

          1)        read the Pro Forma Statements;

          2) performed an audit of the financial statements to which the pro forma adjustments were applied;

          3) made inquires of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

          4) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Statements; and on the basis of such procedures and such other inquiries and procedures as specified herein, nothing came to their attention that caused them to believe that (i) the Pro Forma Statements included in the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulations S-X or
                    (ii) the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

     (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                        ANNEX II


            Pursuant to Section 7(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                (i) They are independent certified public accountants with respect to the Company and ITDS and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

              (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of operations, consolidated balance sheets, consolidated statement of changes in shareholders' equity and consolidated statements of cash flows of ITDS included in the Prospectus; and on the basis of specified procedures including inquiries of officials of ITDS who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
          (iv)(1)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of ITDS and its subsidiaries, inspection of the minute books of ITDS and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of ITDS and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                              1) (i) the unaudited consolidated statements of
                    operations, consolidated balance sheets, consolidated statement of changes in shareholders' equity and consolidated statements of cash flows of ITDS included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or
              (ii) any material modifications should be made to the unaudited consolidated statements of operations, consolidated balance sheets, consolidated statement of changes in shareholders' equity and consolidated statements of cash flows of ITDS included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                              2) as of       , 1999, there have been any changes
               in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of ITDS and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                              3) for the period from the date of the latest
              financial statements of ITDS included in the Prospectus to the specified date referred to in Clause (2) there were any decreases in consolidated net revenues or the total or per share amounts of consolidated net income, in each case as compared with the comparable period of the preceding year, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of ITDS and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of ITDS and its subsidiaries and have found them to be in agreement.